Financing Receivables, Net	12 Months Ended
Dec. 31, 2024
Financing Receivable, after Allowance for Credit Loss [Abstract]
Financing Receivables, Net

3. FINANCING RECEIVABLES, NET

Financing receivables, net as of December 31, 2023 and 2024 consisted of the followings:

	As of December 31,
	2023	2024
	(RMB in thousands)
Short-term:
Short-term financing receivables	3,933,553	4,693,817
Accrued interest receivable	69,041	77,022
Allowance for credit losses	(58,594)	(102,124)
Total short-term financing receivables, net	3,944,000	4,668,715
Long-term:
Long-term financing receivables	203,601	114,247
Allowance for credit losses	(3,087)	(1,820)
Total long-term financing receivables, net	200,514	112,427

These balances represent short‑term and long‑term financing receivables generated from loans transacted on the Group's Platform and APP with an original term generally up to three years and do not have collateral.

As of December 31, 2023 and 2024, loans that were charged-off in accordance with the Group's standard charge-off policy were RMB4,925 million and RMB5,748 million, respectively. The Group determined it was probable that the Group will be unable to collect the unpaid principal amounts on those loans.

The following table summarizes the balances of financing receivables by due date as of December 31, 2023 and 2024:

	As of December 31,
	2023	2024
	(RMB in thousands)
Due in months
0 - 12	3,933,553	4,693,817
13 - 24	180,719	114,178
25 - 36	46	69
Thereafter	22,836	—
Total financing receivables (excluding accrued interest receivable)	4,137,154	4,808,064

The activities in the allowance for credit losses of financing receivables for the years ended December 31, 2022, 2023 and 2024, respectively, consisted of the following:

	For the year ended December 31,
	2022	2023	2024
	(RMB in thousands)
Beginning balances	(328,231)	(197,407)	(61,681)
Provision for credit losses	(437,477)	(627,061)	(865,524)
Charge-offs	791,046	939,992	1,083,815
Recoveries from prior charge-offs	(222,745)	(177,205)	(260,554)
Ending balances	(197,407)	(61,681)	(103,944)

Aging analysis of past due financing receivables as of December 31, 2023 and 2024 are as follows:

RMB in thousands	1 - 29 Days Past Due	30 - 59 Days Past Due	60 - 89 Days Past Due	90 - 179 Days Past Due	Total Past Due	Current	Total
December 31, 2023	94,448	76,449	65,816	183,054	419,767	3,717,387	4,137,154
December 31, 2024	93,205	67,796	58,292	143,553	362,846	4,445,218	4,808,064

Financing receivables amounting to RMB183 million and RMB144 million as of December 31, 2023 and 2024, respectively, were in non‑accrual status. Financing income for non‑accrual financing receivables is recognized on a cash basis. Cash receipt of non‑accrual financing receivables would be first applied to any unpaid principal, late payment fees, if any, before recognizing financing income. For the years ended December 31, 2022, 2023 and 2024, interest and late payment fees earned from non‑accrual financing receivables were RMB107 million, RMB74.1 million and RMB59.5 million, respectively.

As of December 31, 2023 and 2024, financing receivables amounting to RMB190 million and RMB11.9 million have been pledged as collateral pursuant to investment agreements with certain Institutional Funding Partners (Note 10).

Credit Quality Indicators

The following table provides information on delinquency, which is the primary credit quality indicator for financing receivables. The amortized cost of loans was presented by year of origination for five origination years and beyond, as of December 31, 2024:

	Loans originated in
RMB in thousands	1 - 29 Days Past Due	30 - 59 Days Past Due	60 - 89 Days Past Due	90 - 179 Days Past Due	Total Past Due	Current	Total
2020 and before	—	—	—	—	—	—	—
2021	3	11	18	70	102	11	113
2022	1,014	857	886	3,090	5,847	25,090	30,937
2023	3,765	3,646	4,465	21,965	33,841	78,512	112,353
2024	88,423	63,282	52,923	118,428	323,056	4,341,605	4,664,661
Total	93,205	67,796	58,292	143,553	362,846	4,445,218	4,808,064